                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No. N/A)

    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [X] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission only (as permitted by
        Rule 14a-6(e)(2))
    [ ] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                    AAL VARIABLE PRODUCT SERIES FUND, INC.
               (Name of Registrant as Specified in Its Charter)


                                Not Applicable
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):
--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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--------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                     Preliminary Proxy Materials
                                                             For SEC Review Only
                                                         Dated February 29, 1996



  [AAL VARIABLE PRODUCT SERIES FUND, INC. LETTERHEAD]





                                            March ____, 1996


  Re: SPECIAL MEETING OF SHAREHOLDERS

Dear Certificate Owner:

    Enclosed is a notice of a Special Meeting of Shareholders of each series of AAL Variable Product Series Fund, Inc. (together the "Portfolios"), to be held on April 24, 1996, together with a proxy statement and form of proxy relating to the business to be transacted at the meeting.

    This Special Meeting of Shareholders is necessary to extend the present Investment Advisory Agreement for the Portfolios with Aid Association for Lutherans ("AAL") which otherwise will terminate by its terms on September 27, 1996. As a Certificate Owner, you are entitled to vote on this matter. The Board of Directors has determined that it is in the best interests of the Certificate Owners to amend the Investment Advisory Agreement so as to extend its term and to provide for its annual renewal thereafter, so long as such annual renewal is specifically approved in a manner consistent with the Investment Company Act of 1940 and the AAL Variable Product Series Fund, Inc.'s current Prospectus, dated January 3, 1995, relating to the Portfolios. No other business is scheduled to be transacted.

    If you have any questions or concerns that you would like to discuss about the meeting and the matter to be acted upon, please call us at 800-405-6140.

    Thank you for your continued confidence in AAL. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                        AAL VARIABLE PRODUCT SERIES
                                          FUND, INC.



                                        D. Charles DeVries, President

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                            4321 NORTH BALLARD ROAD
                           APPLETON, WISCONSIN 54919

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 24, 1996

     A Special Meeting of the Shareholders of AAL Variable Product Series Fund, Inc. (the "Fund"), including AAL Variable Product Large Company Stock Portfolio, AAL Variable Product Small Company Stock Portfolio, AAL Variable Product Bond Portfolio, AAL Variable Product Balanced Portfolio and AAL Variable Product Money Market Portfolio (together the "Portfolios"), will be held at 4321 North Ballard Road, Appleton, Wisconsin 54919, on April 24, 1996, beginning at 10:00 a.m. local time for the following purpose(s):

     1. To approve an amendment to the present Investment Advisory Agreement between the Fund and Aid Association for Lutherans ("AAL") so as to extend the initial two-year term and to provide for annual renewals thereafter. A copy of the proposed First Amendment to Advisory Agreement and of the Investment Advisory Agreement is attached as Appendix A to the accompanying Proxy Statement.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, and the discretion of the proxies or their substitutes.

     The Board of Directors has fixed the close of business on Friday, March 8, 1996 as the record date ("Record Date") for determining shareholders entitled to notice of, and shares having voting rights in connection with, the Special Meeting and any adjournment thereof. Your attention is invited to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

     Each Portfolio issues and sells its shares to AAL Variable Annuity Account I (the "Variable Account"), where the shares are held to fund benefits under variable annuity certificates issued by the Variable Account (the "Certificates"). As the owner of all of the assets held in the Variable Account, AAL is the sole shareholder of each Portfolio and is entitled to vote all of the shares of each Portfolio held in the Variable Account. However, pursuant to applicable laws, the Fund's current Prospectus dated January 3, 1995 and the Fund's Articles of Incorporation and Bylaws, AAL votes outstanding shares of the Portfolios in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Account. This Notice is being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), owned beneficially shares of one or more of the Portfolios as of the Record Date, so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

                                        By Order of the Board of Directors of
                                        AAL Variable Product Series Fund,
                                        Inc.



                                        Mark J. Mahoney, Secretary
Appleton, Wisconsin
March ___, 1996


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED FORM(S) OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                                PROXY STATEMENT

                     AAL VARIABLE PRODUCT SERIES FUND, INC.

               AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO
               AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO
                      AAL VARIABLE PRODUCT BOND PORTFOLIO
                    AAL VARIABLE PRODUCT BALANCED PORTFOLIO
                  AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

                            4321 North Ballard Road
                        Appleton, Wisconsin  54919-0001
                             Phone:  1-800-405-6140

                                ================

                    This Proxy Statement was first mailed to Shareholders on or about March ___, 1996

                                ================

                        SOLICITATION, PURPOSE AND VOTING

SOLICITATION

    The enclosed Proxy is being solicited by the Board of Directors of AAL Variable Product Series Fund, Inc. (the "Fund") in connection with the joint Special Meeting of Shareholders of each of the Portfolios listed above (the "Portfolios") to be held on April 24, 1996 (the "Special Meeting"). Each Portfolio issues and sells its shares to AAL Variable Annuity Account I (the "Variable Account"), where the shares are held to fund benefits under variable annuity certificates issued by the Variable Account (the "Certificates"). As the owner of all of the assets held in the Variable Account, AAL is the sole shareholder of each Portfolio and is entitled to vote all of the shares of each Portfolio held in the Variable Account. However, pursuant to applicable laws and the Fund's current Prospectus dated January 3, 1995, AAL votes outstanding shares of the Portfolios in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Account. This Proxy Statement and the accompanying Notice and Form of Proxy are being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), beneficially owned shares of one or more of the Portfolios as of Friday, March 8, 1996 (the "Record Date"), so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

    You are encouraged to read carefully this proxy statement and mark and return the form(s) of proxy accompanying it.

PURPOSE

     The purpose of the Special Meeting is to approve an amendment to the current Investment Advisory Agreement, dated September 27, 1994 (the "Advisory Agreement"), between the Fund and Aid Association for Lutherans ("AAL"). The Advisory Agreement by its terms will terminate automatically on September 27, 1996. The Board of Directors has determined that it would be in the best interests of the Certificate Owners to amend the Agreement so as to extend its term and thereafter to continue in effect from year to year, so long as such continuance is specifically approved at least annually in the manner required under the Investment Company Act of 1940, as amended (the "1940 Act"). No other terms or conditions of the Advisory Agreement would be affected.

QUORUM AND VOTING

     The representation at the meeting, in person or by proxy, of shares constituting one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be treated as present for purposes of determining the presence or absence of a quorum.

     Each of the Portfolios will vote separately for approval or disapproval of the proposed amendment. In order to be approved as to any Portfolio, the proposed amendment to the Advisory Agreement must be approved by a majority of the outstanding shares of that Portfolio. A majority of the outstanding shares means the approval of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of all of the shares of the Portfolio entitled to vote are present or represented by proxy; or (ii) more than 50% of all of the shares of the Portfolio entitled to vote. Accordingly, abstentions will have the same effect as votes cast against approval of the proposed amendment to the Advisory Agreement.

     AAL, as the sole shareholder of each Portfolio of the Fund, will submit a proxy for all shares of each Portfolio owned of record by it as of the record date. Shares underlying Certificates with respect to which AAL has received voting instructions from the Certificate Owner will be voted by AAL in accordance with such instructions. Shares with respect to which no instructions have been received, together with shares owned by AAL which are not represented by outstanding Certificate(s), will be voted by AAL in proportion to the shares with respect to which AAL has received instructions from Certificate Owners. By way of example, if there were outstanding a total of 1,000 shares of a Portfolio, and if Certificate Owners owning Certificates representing 600 of those shares returned proxies instructing AAL to vote 450 shares "FOR" approval of the proposed amendment to the Advisory Agreement and 75 shares "AGAINST" approval and instructing AAL to abstain from voting the remaining 75 shares, then AAL would vote those 600 shares as instructed and, with respect to the remaining 400 shares, would vote 300 shares "FOR" approval and 50 shares "AGAINST" approval, and would abstain from voting the remaining 50 shares.

     The number of votes with respect to which a Certificate Owner has the right to instruct AAL on voting is calculated separately for each subaccount. The number of votes that each Certificate Owner may instruct is determined by dividing a Certificate's accumulated value in a subaccount as of the Record Date by the net asset value per share of the corresponding Portfolio in which the subaccount invests as of the Record Date. Fractional shares are counted.

     Shares represented by properly executed proxies received by the Fund will be voted by AAL at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. A Certificate Owner may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Fund prior to the Special Meeting or by delivering a duly executed proxy bearing a later date.

     Certificate Owners owning Certificates representing shares at the close of business on March 8, 1996 will be entitled to one vote on each matter presented for each share so represented. At that date, there were _____ shares of the Fund outstanding, including ______ shares of AAL Variable Product Large Company Stock Portfolio, ______shares of AAL Variable Product Small Company Stock Portfolio, ______shares of AAL Variable Product Bond Portfolio, ______ shares of AAL Variable Product Balanced Portfolio and ______ shares of AAL Variable Product Money Market Portfolio.

     UPON REQUEST AND AT NO COST TO A REQUESTING CERTIFICATE OWNER, THE FUND WILL MAIL, BY FIRST CLASS MAIL, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1995. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THE AAL VARIABLE ANNUITY SERVICE CENTER, 4321 NORTH BALLARD ROAD, APPLETON, WISCONSIN 54919-0001, TELEPHONE: 1-800-405-6140.


                  APPROVAL OF AMENDMENT TO ADVISORY AGREEMENT

BACKGROUND

     The Special Meeting has been called for the purpose of considering the approval of an amendment to the Advisory Agreement for the Portfolios. The Advisory Agreement, by its terms, automatically will expire on September 27, 1996. The Board of Directors has determined that it is in the best interests of the Certificate Owners to amend the Advisory Agreement before it expires, so as to extend its term and provide for continuation thereafter from year to year, but only for so long as such continuance is specifically approved annually in the manner required under the 1940 Act. A copy of the proposed amendment and the

Advisory Agreement is included as Appendix A attached to this Proxy Statement. The summary of the provisions of such amendment and Advisory Agreement set forth herein is qualified in its entirety by reference to the complete text of those documents.

DESCRIPTION OF PRESENT ADVISORY AGREEMENT

     AAL (sometimes referred to as the "Adviser") is the investment adviser to the Fund. AAL was organized on November 24, 1902. The Adviser is a fraternal benefit society under Internal Revenue Code Section 501(c)(8) and is incorporated under the laws of the state of Wisconsin. AAL has approximately
1.68 million members and is the world's largest fraternal benefit society in terms of assets (over $15.4 billion as of December 31, 1995) and life insurance in force (over $75.6 billion as of December 31, 1995), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force. Membership is open to Lutherans and their families. AAL offers life, disability income insurance and annuities to its members. All members are part of one of over 9,100 local AAL branches throughout the United States. Although, prior to engagement as the Adviser to the Fund, AAL had not served as an investment adviser to a mutual fund, AAL has extensive experience in investment management matters and staff professionals associated with the Adviser have previous experience in the management of financial assets. AAL manages assets in excess of $14 billion for its insurance portfolios. The principal address of the Adviser is 4321 North Ballard Road, Appleton, Wisconsin 54919.

     Under the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund's assets, provides the Fund with office space, executive and other personnel, facilities and administrative services, and supervises the Fund's daily business affairs, all subject to the supervision of the Fund's Board of Directors. The Adviser formulates and implements a continuous investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions.

     For its services, the Adviser receives an investment advisory fee as compensation for its services to the Fund, computed separately for each Portfolio. The fee is a daily charge equal to an annual rate of .35% of the average daily net assets of each Portfolio up to $250,000,000 and .30% of the average daily net assets of each Portfolio in excess of that amount. For the fiscal year ended December 31, 1995, the Adviser received fees under the Advisory Agreement with respect to each of the Portfolios as follows: The AAL Variable Product Large Company Stock Portfolio $26,916; The AAL Variable Product Small Company Stock Portfolio $17,641; The AAL Variable Product Bond Portfolio $12,744; The AAL Variable Balanced Portfolio $35,948; and The AAL Variable Product Money Market Portfolio $8,720.

     AAL has agreed to reimburse the Fund for substantially all of its operating expenses, other than investment advisory fees, brokerage commissions, and any extraordinary items such as litigation expenses or income tax liabilities. AAL may withdraw this undertaking on 30 days' written notice to the Fund.

     The present Advisory Agreement was initially approved by the Board of Directors of the Fund on September 27, 1994, and was approved by AAL, as the Fund's initial shareholder. Unless earlier terminated as described below, the Advisory Agreement provides that it will remain in effect for a period of not more than two years from the effective date with respect to any of the Portfolios (or not later than September 27, 1996), and only so long as such continuance is specifically approved at least annually in the manner required under the 1940 Act. Under the 1940 Act, the requisite approval will be deemed to have been obtained only if the present Advisory Agreement is specifically approved at least annually: (i) by the vote of a majority of the Directors who are not parties to the present Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by the vote of a majority of the entire Board of Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the particular Portfolio.


     The Advisory Agreement may be terminated by the Adviser, in its entirety, at any time without penalty upon giving the Fund 60 days' written notice, and may be terminated by the Fund, either in its entirety or with respect to any specified Portfolio(s), at any time without penalty upon giving the Adviser 60 days' written notice, provided that such termination by the Fund must be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of each of the affected Portfolio(s). In addition, the present Advisory Agreement automatically terminates in the event of its "assignment" (as defined in the 1940 Act). If the present Advisory Agreement is terminated, the approval of the shareholders of each Portfolio voting separately is required to enter into a new agreement with respect to such Portfolio.

PROPOSED AMENDMENT TO ADVISORY AGREEMENT

     The proposed amendment to the Advisory Agreement would change the present Advisory Agreement only with respect to its term. The proposed amendment would extend the term of the Advisory Agreement and would provide for its continuance from year-to-year thereafter, but only so long as such continuance is specifically approved annually in the manner required under the 1940 Act. Without this amendment, the present Advisory Agreement will terminate automatically on September 27, 1996.

     In considering approval of the proposed amendment to the Advisory Agreement, the Board of Directors considered, among other factors, the background and experience of the Adviser, its management personnel and the portfolio managers, the quality of the services provided, the performance of the Portfolios, and the fees charged by the Adviser. The Board of Directors noted that, through December 31, 1995, the Portfolios have performed satisfactorily in light of their respective investment objectives. In assessing the rate of the advisory fees, the Board of Directors also considered the Adviser's expense reimbursement under the Advisory Agreement. See "Approval of Amendment to Advisory Agreement - Description of Present Advisory Agreement." In particular, the Board of Directors noted that, pursuant to the Adviser's expense reimbursement provision, it reimbursed to the Fund all of the Fund's operating expenses incurred through the period ended December 31, 1995, except for the advisory fee and brokerage commissions. The Board of Directors observed that the Adviser has obtained for the Fund brokerage execution with respect to transactions in portfolio securities at an average rate of $.04 per share, which the Board of Directors views as a competitive rate given the relatively small size of the Fund's portfolio securities trades. The Board of Directors believes the Adviser has provided high quality services at very favorable overall prices, and therefore approved the proposed amendment and unanimously recommends its approval at the Special Meeting.

     In order to be approved as to any Portfolio, the proposed amendment to the Advisory Agreement must receive the affirmative vote of at least a majority of the outstanding shares of that Portfolio, or if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of that Portfolio are present or represented by proxy.

MANAGERIAL PERSONNEL

     The names, addresses and principal occupations of the principal executive officer and the Directors of the Adviser are:

 NAME AND PRINCIPAL                                 POSITIONS AND OFFICES
 BUSINESS ADDRESS                                   WITH AAL
 ----------------                                   ---------------------

 Richard L. Gunderson                               Chief Executive Officer
 4321 North Ballard Road                            and Chairman of the
 Appleton, WI  54919                                Board


 John O. Gilbert                                    President, Chief
 4321 North Ballard Road                            Operating Officer and
 Appleton, WI 54919                                 Director

 NAME AND PRINCIPAL                                     POSITIONS AND OFFICES
 BUSINESS ADDRESS                                            WITH AAL
 ----------------                                            --------
 Herbert J. Arkebauer                                           Director
 Professor
 Speech and Hearing Science
 Southwest State University
 Springfield, MO

 Raymond G. Avischious                                          Director
 formerly President & General Manager
 Shurfine-Central
 4200 Oaksbury Lane
 Rolling Meadows, IL  60008

 Richard E. Beumer                                              Director
 President
 Sverdrup Corporation
 13723 Riverport Drive
 Maryland Heights, MO  63043

 Kenneth Daly                                                   Director
 Partner
 KPMG Peat Marwick
 1600 Market Street
 Philadelphia, PA  19103-7201

 Elizabeth A. Duda                                              Director
 2450 Mikler Road
 Oviedo, FL  32765

 Edward A. Engel                                                Director
 President
 Edward A. Engel & Associates
 P.O. Box 2039
 Birmingham, MI  48012

 Gary J. Greenfield                                             Director
 President
 Wisconsin Lutheran College
 8830 West Bluemound Road
 Milwaukee, WI  53226

 James W. Hanson                                                Director
 formerly Chief Economist
 Exxon Corporation New York
 505 High Point Drive
 Mount Dora, FL  32757

 NAME AND PRINCIPAL                                   POSITIONS AND OFFICES
 BUSINESS ADDRESS                                            WITH AAL
 ----------------                                            --------
 Robert H. Hoffman                                              Director
 Vice President
 Taylor Corporation
 1725 Roe Crest Drive
 P.O. Box 3728
 North Mankato, MN  56002-3728

 Arnold G. Kuntz                                                Director
 formerly Director of Congregational Relations
 Christ College
 5751 Richmond Avenue
 Garden Grove, CA  92645

 Robert E. Long                                                 Director
 Senior Vice President Administration
 Park Bank
 7540 West Capitol Drive
 Milwaukee, WI  53216

 Robert B. Peregrine                                            Director
 President
 Peregrine Law Offices, S.C.
 633 West Wisconsin Avenue
 Milwaukee, WI  53203

 Roger G. Wheeler                                               Director
 President
 Wheel-Air Charter, Inc.
 8891 Airport Road
 Minneapolis, MN  55449

 Marlene Wilson                                                 Director
 President
 Volunteer Management Associates
 1113 Spruce Street, Suite 406
 Boulder, CO  80302

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ADVISORY AGREEMENT.


                                 OTHER BUSINESS

     Management of the Fund is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.


                            ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF AAL VARIABLE PRODUCT SERIES FUND, INC.

     The following table sets forth information with respect to each Director and officer of the Fund who also is an officer, employee or Director of the Adviser. Except as indicated otherwise, the business address of all of the following persons is 4321 North Ballard Road, Appleton, WI 54919-0001.

                                    POSITION(S) WITH
 NAME                               THE FUND                         POSITION(S) WITH THE ADVISER
 -------------------------------    ----------------                 ------------------------------
 Richard L. Gunderson               Director                         Chief Executive Officer and
                                                                     Chairman of the Board, Aid
                                                                     Association for Lutherans

 John O. Gilbert                    Director                         President, Chief Operating
                                                                     Officer, and Director, Aid
                                                                     Association for Lutherans

 John H. Pender                     Director                         Retired; Formerly Senior Vice
                                                                     President and Chief Investment
                                                                     Officer, Aid Association for
                                                                     Lutherans

 D. Charles DeVries                 President                        Vice President, Retirement
                                                                     Products, Aid Association for
                                                                     Lutherans

 H. Michael Spence                  Vice President                   President, AAL Capital
                                                                     Management Corporation

 Carl J. Rudolph                    Treasurer                        Vice President and Controller,
                                                                     Aid Association for Lutherans

 James H. Abitz                     Assistant Treasurer              Vice President, Securities, Aid
                                                                     Association for Lutherans

 Mark J. Mahoney                    Secretary                        Assistant General Counsel, Aid
                                                                     Association for Lutherans

 Carl M. Rizzo                      Assistant Secretary and          Securities Compliance Officer,
                                    Compliance Officer               Aid Association for Lutherans

PORTFOLIO TRANSACTION AND BROKERAGE

     For the year ended December 31, 1995, the Portfolios paid brokerage commissions in the aggregate amount of $57,393.

PRINCIPAL SHAREHOLDERS AND CERTAIN BENEFICIAL OWNERS

     Other than AAL, no person was known to own of record or beneficially five percent (5%) or more of the outstanding shares of the Portfolios or the Fund.

     None of the Fund's Directors nor its President owned beneficially any shares of any of the Portfolios as of January 31, 1996. As of that date, the total number of shares of any Portfolio owned beneficially by all executive officers and Directors of the Fund, as a group, were as follows (which represented less than 1% of all of the outstanding shares of each of the named Portfolios): AAL Variable Product Large Company Stock Portfolio -- 242 shares; and, AAL Variable Product Small Company Stock Portfolio -- 490 shares. The executive officers and Directors of the Fund owned beneficially no shares of the other Portfolios as of that date.

COST OF SOLICITATION

     In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of the Fund and by officers and employees of the Adviser, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of the Fund determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting (including any adjourned sessions thereof), and of soliciting proxies will be borne by AAL.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. A shareholder vote may be taken on one proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHAREHOLDER MEETINGS

     The Fund is organized as a Maryland Corporation, and as such is subject to Maryland law. Pursuant to Maryland law and the Articles of Incorporation of the Fund, the Fund is not required to hold a shareholder meeting in any year in which the election of Directors, approval of the Investment Advisory Agreement or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of the Fund under the 1940 Act. Meetings of the shareholders of the Fund will be held when and as determined necessary by the Board of Directors of the Fund and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement relates, the Fund currently does not anticipate that it will hold a meeting of shareholders in 1996.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the following address: The AAL Variable Product Series Fund, Inc., 4321 North Ballard Road, Appleton, Wisconsin 54919,
Attention:  Mark J. Mahoney, Secretary.

                                By Order of the Board of Directors



                                Mark J. Mahoney, Secretary

Appleton, Wisconsin
March __ , 1996

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               AAL Variable Product Large Company Stock Portfolio
                        Special Meeting of Shareholders
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Charles DeVries and Mark J. Mahoney, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of the AAL Variable Product Large Company Stock Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of AAL Variable Product Series Fund, Inc. to be held at 4321 North Ballard Road, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                     DATED:__________________________________________, 1996

                     ______________________________________________________
                     (Please sign exactly as name appears at left)
                     ______________________________________________________
                     (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                   * * * * *

Please place an "X" on the desired blank for each ITEM.     Shares represented
by this proxy will be voted as directed. IF NO DIRECTION IS SUPPLIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED WITH RESPECT TO PROPOSAL 1 IN PROPORTION TO VOTES DIRECTED BY OTHER CERTIFICATE OWNERS.


    1. Proposal to approve the amendment to the current Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Aid Association for Lutheran in the form attached as Appendix A to the accompanying Proxy Statement. ____FOR ____AGAINST ____ABSTAIN

    2. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               AAL Variable Product Small Company Stock Portfolio
                        Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints D. Charles DeVries and Mark J. Mahoney, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of the AAL Variable Product Small Company Stock Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of AAL Variable Product Series Fund, Inc. to be held at 4321 N. Ballard Road, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                    DATED:__________________________________________, 1996

                     ______________________________________________________
                       (Please sign exactly as name appears at left)

                     ______________________________________________________
                     (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                  * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed. IF NO DIRECTION IS SUPPLIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED WITH RESPECT TO PROPOSAL 1 IN PROPORTION TO VOTES DIRECTED BY OTHER CERTIFICATE OWNERS.


    1. Proposal to approve the amendment to the current Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Aid Association for Lutherans, in the form attached as Appendix A to the accompanying Proxy Statement. ____FOR ____AGAINST ____ABSTAIN

    2. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                      AAL Variable Product Bond Portfolio
                        Special Meeting of Shareholders
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Charles DeVries and Mark J. Mahoney, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of the AAL Variable Product Bond Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of AAL Variable Product Series Fund, Inc. to be held at 4321 North Ballard Road, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                     DATED:__________________________________________, 1996

                     ______________________________________________________
                        (Please sign exactly as name appears at left)
                     (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                   * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed. IF NO DIRECTION IS SUPPLIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED WITH RESPECT TO PROPOSAL 1 IN PROPORTION TO VOTES DIRECTED BY OTHER CERTIFICATE OWNERS.


    1. Proposal to approve the amendment to the current Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Aid Association for Lutherans, in the form attached as Appendix A to the accompanying Proxy Statement. ____FOR ____AGAINST ____ABSTAIN

    2. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                    AAL Variable Product Balanced Portfolio
                        Special Meeting of Shareholders
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Charles DeVries and Mark J. Mahoney, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of the AAL Product Balanced Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of AAL Variable Product Series Fund, Inc. to be held at 4321 North Ballard Road, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                     DATED:__________________________________________, 1996

                     ______________________________________________________
                        (Please sign exactly as name appears at left)
                     (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)
                                   * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed. IF NO DIRECTION IS SUPPLIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED WITH RESPECT TO PROPOSAL 1 IN PROPORTION TO VOTES DIRECTED BY OTHER CERTIFICATE OWNERS.


    1. Proposal to approve the amendment to the current Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Aid Association for Lutherans, in the form attached as Appendix A to the accompanying Proxy Statement. ____FOR ____AGAINST ____ABSTAIN

    2. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                  AAL Variable Product Money Market Portfolio
                        Special Meeting of Shareholders
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Charles DeVries and Mark J. Mahoney, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of the AAL Variable Product Money Market Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of AAL Variable Product Series Fund, Inc. to be held at 4321 North Ballard Road, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                     DATED:__________________________________________, 1996

                     ______________________________________________________
                        (Please sign exactly as name appears at left)
                     (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                   * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed. IF NO DIRECTION IS SUPPLIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED WITH RESPECT TO PROPOSAL 1 IN PROPORTION TO VOTES DIRECTED BY OTHER CERTIFICATE OWNERS.


    1. Proposal to approve the amendment to the current Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Aid Association for Lutherans, in the form attached as Appendix A to the accompanying Proxy Statement. ____FOR ____AGAINST ____ABSTAIN

    2. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        INVESTMENT ADVISORY AGREEMENT


        This INVESTMENT ADVISORY AGREEMENT made and entered into this 27th day of September, 1994, by and between THE AAL VARIABLE PRODUCT SERIES FUND, INC. (the "FUND"), a Maryland corporation, and Aid Association of Lutherans, a Wisconsin corporation (the "ADVISER").

        The FUND is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act"). The FUND is a series type investment company, with each series having its own investment objectives, policies and restrictions. AAL is registered with the Securities and Exchange Commission as an Investment Adviser under the Investment Advisers Act of 1940.


                                 WITNESSETH:

        In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.      IN GENERAL

        The FUND hereby appoints the ADVISER to act as investment adviser to the FUND with respect to its series of shares described on Exhibit A attached hereto, which may be amended from time to time. Each series is referred to herein individually as a "Portfolio" and collectively as the "Portfolios." The ADVISER agrees, all as more fully set forth herein, to provide professional investment management with respect to the investment of the assets of each Portfolio and to supervise and arrange the purchase and sale of securities and other assets held in each Portfolio and generally administer the affairs of the FUND. The ADVISER may engage, at the ADVISER's cost and under the ADVISER's supervision, on behalf of the FUND or any Portfolio, the services of a Sub-Adviser, or an agent to perform certain administrative services, subject to any limitations imposed by the Act.

2.      DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO MANAGEMENT OF THE
        FUND

        (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Directors of the FUND, the ADVISER, as agent and attorney-in-fact with respect to the FUND, is authorized, in its discretion and without prior consultation with the FUND to:

                (i) Buy, sell, exchange, convert for the FUND's use, lend and otherwise trade in any stocks, bonds and any other securities or assets; and

                (ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the ADVISER may select;

                (iii) Formulate programs, obtain necessary information, and periodically report to the FUND's Board of Directors.

        (b) Any investment purchases or sales made by the ADVISER shall at all times conform to, and be in accordance with, any requirements imposed by:

                (i) the provisions of the Act and of any rules or regulations in force thereunder; (ii) the provisions of the Internal Revenue Code; (iii) any other applicable provisions of law; (iv) the provisions of the Articles of Incorporation and By-Laws of the FUND as amended from time to time; (v) any policies and determinations of the Board of Directors of the FUND; and (vi) the fundamental policies of the FUND, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the FUND.

(c) The ADVISER shall also administer the affairs of the FUND and, in connection therewith, shall be responsible for: (i) maintaining the FUND's books and records, including all financial, accounting, corporate and other records required by and in accordance with applicable law (other than financial or accounting books and records maintained by the FUND's custodian or transfer agent) which books and records shall be the property of the FUND and shall be surrendered by the ADVISER promptly on the request of the FUND, without charge except for the ADVISER's direct expenses; (ii) overseeing the FUND's insurance relationships; (iii) preparing for the FUND (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the FUND's shareholders and Directors and reports to and other filings with the Securities and Exchange Commission, and any other governmental agency including any filings necessary to maintain the registrations and qualifications of the FUND and its shares under federal and state law (the FUND agreeing to supply or cause to be supplied to the ADVISER all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the FUND's registration and/or the registration of the shares of the FUND under the securities or "Blue Sky" laws of the various states selected by the FUND's distributor (the Portfolio or Portfolios agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the ADVISER, or referring the inquiry for response, if any such inquiry or communication is more properly to be responded to by other parties, such as the FUND's custodian, or other person or agent of the ADVISER, and overseeing its response thereto; (vi) overseeing all relationships between the FUND and its persons and agents, including any custodian(s), transfer agent(s), dividend disbursing agent, independent auditor and independent legal counsel, including assistance in selection of such persons and agents, the negotiation of agreements and the supervision of the performance of such agreements; (vii) authorizing and directing any of the ADVISER's Directors, officers and employees who may be elected as Directors or officers of the FUND to serve in the capacities in which they are elected; and (viii), providing the services of individuals competent to perform all of the FUND's executive, administrative, compliance and clerical functions that are not performed by or through employees or other persons or agents engaged by the FUND; and (ix) calculating the daily net asset value and the net asset value per share for each of the FUND's Portfolios. All services to be furnished by the ADVISER under this Agreement may be furnished through the medium of any Directors, officers, employees or agents of the ADVISER.

(d) Nothing in this Agreement shall prevent the ADVISER or any "affiliated person" (as defined in the Act) of the ADVISER from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the ADVISER or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the ADVISER expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the FUND under this Agreement.

(e) It is agreed that the ADVISER shall have no responsibility or liability for the accuracy or completeness of the FUND's Registration Statement under the Act or the Securities Act of 1933 except for information supplied by the ADVISER for inclusion therein.

(f) The ADVISER shall act as an independent contractor for the purposes herein and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the FUND in any way or otherwise be deemed an agent of the FUND.

(g) The ADVISER shall have the authority to make combined purchases and sales of securities for the Portfolios, the ADVISER's own accounts, or for its other clients. If various entities desire to buy or sell securities at about the same time, the ADVISER may allocate the transactions at an average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity.

3.      STANDARD OF CARE AND INDEMNIFICATION

        ADVISER shall at all times act in good faith and use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors; provided, that ADVISER shall indemnify and hold the FUND and each of its Directors, officers, and employees and each person, if any, who controls the FUND within the meaning of Section 15 of the 1933 Act, harmless from all loss, cost, damage, and expense, including reasonable attorneys' fees, incurred by the FUND as a result of ADVISER's gross negligence, bad faith, or willful misfeasance in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, or that of its officers, agents and employees, in the performance of this Agreement. Notwithstanding the preceding language, ADVISER shall indemnify and hold the FUND, and each of its Directors, officers, and employees and each person, if any, who controls the FUND within the meaning of Section 15 of the 1933 Act, harmless from all loss, cost, damage, and expense, including reasonable attorneys' fees incurred by the FUND as a result of the failure at any time of any Portfolio of the FUND (i) to operate as a regulated investment company in compliance with Subchapter M of the Code and the regulations thereunder, or (ii) to comply with the investment diversification rules of
Section 817(h) of the Code and the regulations thereunder.

        The FUND shall indemnify and hold ADVISER harmless from all loss, cost, damage and expense, including reasonable attorneys' fees incurred by it resulting from any claim, demand, action or suit in connection with the performance of its duties hereunder, or as a result of acting upon any instruction reasonably believed by it to have been properly executed by a duly authorized officer of the FUND, or upon any information, data, records or documents provided ADVISER or its agents by computer tape, telex, CRT data entry or other similar means authorized by the FUND; provided, that this indemnification shall not apply to actions or omissions of ADVISER in cases of its own gross negligence, bad faith or willful misfeasance in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, or that of its officers, agents and employees, in the performance of this Agreement.

        In order that the indemnification provisions contained in this Agreement shall apply, however, it is understood that if in any case the one party (the "Indemnitor") may be asked to indemnify or save the other party (the "Indemnitee") harmless, the Indemnitor shall be fully and promptly advised of all pertinent facts concerning the matters in question, and it is further understood that the Indemnitee will use all reasonable care to identify and notify the Indemnitor promptly concerning any situation which presents or appears likely to present the probabilty of such claim for indemnification against the Indemnitor. The Indemnitor shall have the option to defend the Indemnitee against any claim which may be the subject of this indemnification, and in the event that the Indemnitor so elects, it will so notify the Indemnitee, and thereupon the Indemnitor shall take over complete defense of the claim, and the Indemnitee shall in such situations incur no further legal or other expenses for which it shall seek or be entitled to indemnification under this paragraph. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the Indemnitor will be asked to indemnify the Indemnitee except with the Indemnitor's prior written consent.

        Neither party to this Agreement shall be liable to the other party for consequential damage under any provision of this Agreement or for any act or failure to act hereunder.

4.      BROKER-DEALER RELATIONSHIPS

        In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and sale of securities and other assets held by each Portfolio by placing purchase and sale orders for the Portfolio, the ADVISER shall select such broker-dealers ("brokers") as shall, in the ADVISER's judgment, implement the policy of the FUND to achieve "best execution," i.e., prompt and efficient execution at the most favorable net price. In making such selection, the ADVISER is authorized to consider the reliability, integrity and financial condition of the broker. The ADVISER is also authorized to consider whether the broker provides brokerage and/or research services to the FUND and/or other accounts of the ADVISER. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the ADVISER that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the ADVISER's overall responsibilities as to the accounts as to which it exercises investment discretion. The ADVISER shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the ADVISER shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the ADVISER in the performance of its decision-making responsibilities; and
(iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The FUND recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The ADVISER is also authorized to consider as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above, sales by brokers of variable annuity contracts resulting in sales of FUND shares.

5.      ALLOCATION OF EXPENSES

        The ADVISER agrees that it will furnish the FUND, at the ADVISER's expense, with all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The ADVISER will also pay all compensation of all Directors, officers and employees of the FUND who are affiliated persons of the ADVISER. All costs and expenses not expressly assumed by the ADVISER under this Agreement shall be paid by the FUND, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the ADVISER; (v) independent legal and audit expenses; (vi) fees and expenses of the FUND's custodian, shareholder servicing or transfer agent, and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the FUND or its shares; (ix) FUND or Portfolio organizational expenses;
(x) FUND expenses of preparing, printing and mailing reports and notices, proxy material and prospectuses to shareholders of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders; (xii) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry assocation; (xiii) such non-recurring expenses as may arise, including litigation affecting the FUND and the legal obligations which the FUND may have to indemnify its officers and Directors with respect thereto; and (xiv) cost of daily valuation of each of the Portfolio's securities and net asset value per share.

        Notwithstanding the foregoing, AAL agrees to reimburse the FUND for substantially all of its operating expenses, other than investment advisory fees, brokerage commissions, and any extraordinary items such as litigation expenses or income tax liabilities. AAL may withdraw this undertaking upon 30 days' written notice to the FUND.

6.      COMPENSATION OF THE ADVISER

        (a) The FUND agrees to pay the ADVISER and the ADVISER agrees to accept as full compensation for all services rendered by the ADVISER as such, an annual management fee, payable monthly and computed on the average daily net asset value of each Portfolio as shown on "Exhibit A" attached hereto. The annual management fee will be prorated for any month during which this Agreement is in effect for only a portion of the month.

        (b) In the event the expenses of a Portfolio (including the fees of the ADVISER and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the ADVISER will reduce its fee by up to the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to a FUND so that at no time will there be any accrued, but unpaid, liability under this expense limitation.

                The fees payable to the ADVISER by the FUND or a Portfolio hereunder shall be reduced by any tender offer solicitation fees or similar payments received by the ADVISER, or any affiliated person of the ADVISER, in connection with the tender of securities held by the Portfolio (less any direct expenses incurred by the ADVISER, or any affiliated person of the ADVISER, in connection with obtaining such fees or payments). The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with the tenders of the securities held by a Portfolio, provided, however, that neither the ADVISER, nor any affiliated person of the ADVISER, shall be required to register as a broker-dealer for this purpose. The ADVISER shall advise the FUND's Board of Directors of any fees or payments of whatever type that it may be possible for the ADVISER, or an affiliated person of the ADVISER, to receive in connection with the purchase or sale of securities held by a Portfolio. The fees payable to the ADVISER by a Portfolio hereunder shall be reduced by any such fees or payments received, less any direct expenses incurred by the ADVISER or any affiliate of the ADVISER in obtaining such fees.

7.       DURATION AND TERMINATION

         (a) This Agreement shall go into effect as to each Portfolio on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect for a period of not more than two years from the effective date only so long as such continuance is specifi-cally approved at least annually by the FUND's Board of Directors, including the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or with respect to any Portfolio by the vote of a "majority" (as defined in the Act) of the outstanding voting shares of that Portfolio.

         (b) This Agreement may be terminated by the ADVISER at any time without penalty upon giving the FUND sixty (60) days' written notice (which notice may be waived by the FUND) and may be terminated by the FUND at any time without penalty upon giving the ADVISER sixty (60) days' written notice (which notice may be waived by the ADVISER), provided that such termination by the FUND shall be directed or approved by the vote of a majority of all of its Directors in office at the time, or with respect to any Portfolio, by the vote of a "majority" (as defined in the Act) of the outstanding voting shares of that Portfolio. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act).

         (c) The FUND hereby agrees that if (i) the ADVISER ceases to act as investment adviser to the FUND and (ii) the ADVISER notifies the FUND that, in the ADVISER's judgment, continued use of the FUND's present name would create confusion in the context of the ADVISER's business
         or that of Aid Association     for Lutherans or its subsidiaries
         and/or affiliates, the FUND will use its best efforts to change its name in order to delete the abbreviation "AAL" from its name and will discontinue use of the name or any sales literature or advertising materials in which the "AAL" name is used as soon as possible, in no event exceeding 30 days from the date ADVISER ceases to act as investment adviser to the FUND or so notifies the FUND.

8.       EXHIBITS

         The document entitled "Exhibit A" to the AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, attached hereto, is added to and incorporated herein.

9.   AMENDMENTS

     This Agreement may be amended at any time by mutual consent of the parties in accordance with the Act, provided that the amendment shall have been approved, in accordance with the Act, with respect to any Portfolio by the vote of a "majority" (as defined by the Act) of the outstanding voting shares of that Portfolio.

10.  STATE LAW

     This Agreement shall be governed in all respects in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

THE AAL VARIABLE PRODUCT SERIES FUND, INC.

By:     /s/ D. Charles DeVries
        ------------------------------------
        D. Charles DeVries
        President

By:     /s/ Mark J. Mahoney
        ------------------------------------
        Mark J. Mahoney
        Secretary


AID ASSOCIATION FOR LUTHERANS


By:     /s/ Richard L. Gunderson
        ------------------------------------
        Richard L. Gunderson
        President and
        Chief Executive Officer

By:     /s/ William R. Heerman
        ------------------------------------
        William R. Heerman
        Senior Vice President
        Secretary and General Counsel

                                  EXHIBIT A


TO THE AAL VARIABLE PRODUCT SERIES FUND, INC. INVESTMENT ADVISORY AGREEMENT (Dated September 27, 1994)

1.  THE AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

    The management fee for this Portfolio, calculated in accordance with paragraph 5 of The AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

2.  THE AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

    The management fee for this Portfolio, calculated in accordance with section 6 of AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

3.  THE AAL VARIABLE PRODUCT BOND PORTFOLIO

    The management fee for this Portfolio, calculated in accordance with section 6 of The AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

4.  THE AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

    The management fee for this Portfolio, calculated in accordance with section 6 of The AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

5.  THE AAL VARIABLE PRODUCT BALANCED PORTFOLIO

    The management fee for this Portfolio, calculated in accordance with section 6 of The AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

                     FIRST AMENDMENT TO ADVISORY AGREEMENT

     THIS AMENDMENT is made and entered into as of this 28th day of February, 1996 by and between AAL VARIABLE PRODUCT SERIES FUND, INC., a Maryland corporation (the "Fund"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (the "Adviser").

     WHEREAS, the Fund and the Adviser have entered into that certain Advisory Agreement dated as of September 27, 1994 (the "Advisory Agreement"); and

     WHEREAS, by its terms the Advisory Agreement will automatically terminate on September 27, 1996, and the Fund and the Adviser desire to amend Section 7(a) of the Advisory Agreement to extend the term for an additional two years and to provide for its continuance thereafter from year to year, subject to annual approval;

     WHEREAS, the Advisory Agreement presently includes, among the factors that the Adviser must demonstrate to the Fund to show the reasonableness of brokerage commissions paid by the Fund, that the commissions paid provide lawful and appropriate assistance to the Adviser in its decision-making responsibilities, and the Adviser and the Fund believe this factor more appropriately is a factor to be considered by the Adviser in selecting brokers, and the Fund and the Adviser therefore desire to amend Section 4 of the Advisory Agreement to achieve this objective;

     WHEREAS, Paragraph 1 of Exhibit A to the Advisory Agreement contains an errant cross-reference to "paragraph 5" of the Advisory Agreement, which cross-reference should reference "Section 6" of the Advisory Agreement, and the Fund and the Adviser desire to amend Exhibit A to the Advisory Agreement to correct this cross reference.

     NOW, THEREFORE, the parties hereto agree that, subject to approval by shareholders as described below, Section 4, Section 7(a), and Paragraph 1 of Exhibit A to the Advisory Agreement shall be amended to read in their entirety as follows:

          4.  BROKER-DEALER RELATIONSHIPS

              In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and sale of securities and other assets held by each Portfolio by placing purchase and sale orders for the Portfolio, the ADVISER shall select such broker-dealers ("brokers") as shall, in the ADVISER's judgment, implement the policy of the FUND to achieve "best execution," i.e., prompt and efficient execution at the most favorable net price. In making such selection, the ADVISER is authorized to consider the reliability, integrity and financial condition of the broker. The ADVISER is also authorized to consider whether the broker provides brokerage and/or research services to the FUND and/or other accounts of the ADVISER, which services are to provide lawful and appropriate assistance to the ADVISER in the performance of its decision-making responsibilities. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the ADVISER that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the ADVISER's overall responsibilities as to the accounts as to which it exercises investment discretion. The ADVISER shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and/or research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations are in good faith, and to show the overall reasonableness of commissions paid, the ADVISER shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; and (ii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The FUND recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The ADVISER is also authorized to consider as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above, sales by brokers of variable annuity contracts resulting in sales of FUND shares.

              7.     DURATION AND TERMINATION

                     (a) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect as to each Portfolio until April 24, 1998 and thereafter from year to year, but only so long as such continuance beyond such date is specifically approved at least annually by the FUND's
              Board of Directors, including the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or with respect to any Portfolio by the votes of a "majority" (as defined in the Act) of the outstanding voting shares of that Portfolio.

              EXHIBIT A

              1.     THE AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

                     The management fee for this Portfolio, calculated in
              accordance with Section 6 of The AAL Variable Product Series Fund, Inc. Investment Advisory Agreement, shall be at the annual rate of 0.35 of 1% on the first $250 million of average daily net assets and 0.30 of 1% on average daily net assets over $250 million.

     FURTHER AGREED that this Amendment shall not become effective as to any Portfolio unless and until approved by "a majority of the outstanding shares" of such Portfolio (as defined in the Investment Company Act of 1940, as amended) at a special meeting of shareholders of the Fund to be called and held for that purpose at the direction of the Fund's Board of Directors.

     FURTHER AGREED that, except as defined otherwise herein, capitalized terms used in this Amendment shall have the meanings given to them in the Advisory Agreement. Except as expressly set forth herein, the Advisory Agreement shall remain in full force and effect, unaffected by this Amendment.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the day and year first written above.

AAL VARIABLE PRODUCT SERIES FUND, INC.    AID ASSOCIATION FOR LUTHERANS


By: /s/ D. Charles DeVries                By: /s/ Richard L. Gunderson
   ----------------------------------        ----------------------------------
     D. Charles DeVries, President             Richard L. Gunderson,
                                                Chief Executive Officer

Attest: /s/ Mark J. Mahoney               Attest: /s/ Woodrow E. Eno
       ------------------------------            ------------------------------
         Mark J. Mahoney, Secretary              Woodrow E. Eno, Senior Vice
                                                  President, Secretary and
                                                  General Counsel